Note 10 - Retirement Plans - Net Periodic Benefit Cost (Details) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Service cost including administration	$ 10,627	$ 9,935
Interest cost	9,266	9,064
Expected return on plan assets	(15,804)	(16,746)
Amortization of net loss	9,919	579
Prior service cost	91	120
Net periodic benefit cost	14,099	2,952
Settlement/curtailment expense	0	118
Net periodic benefit cost with curtailment	$ 14,099	$ 3,070